Exhibit 99.2

UniSource Energy Corporation

1st Quarter 2012 Supplemental Earnings Information

As of April 30, 2012

TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UniSource Energy and TEP O&M	3
TEP Operating Statistics	4
TEP Margin Revenues	5
UNS Electric Operating Statistics	6
UNS Gas Operating Statistics	7
Basic & Diluted Shares Outstanding	8

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNISOURCE ENERGY 1ST QUARTER EARNINGS VARIANCE EXPLANATION

1st Quarter 2011 UniSource Energy Net Income					$13.5

	1st Quarter		Change
TEP	2012	2011	Pre-Tax	After Tax
	-millions of dollars-
Utility Gross Margin Components:
Retail Margin Revenues*	$105.4	$108.7	$(3.3)	$(2.2)
L-T Wholesale Margin Revenues*	1.9	7.0	(5.1)	(3.4)
Transmission Revenues	3.9	3.9	0.0	0.0

Total	111.2	119.6	(8.4)	(5.6)
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.6	5.8	(0.2)	(0.1)
Expenses:
Base O&M*	60.5	62.3	(1.8)	(1.2)
Depreciation	27.5	25.7	1.8	1.2
Amortization	9.6	8.3	1.3	0.9
Total Other Deductions (Income)	(1.0)	(0.9)	(0.1)	(0.1)
Total Interest Expense	22.3	21.4	0.9	0.6
Other Line Item Changes	1.4	1.4	0.0	0.0
Income Tax Expense (Benefit)	(2.0)	2.5	NM	(4.5)

TEP Net Income (Loss) (GAAP)	$(1.5)	$4.7	NM	$(6.2)

Change in TEP Net Income					(6.2)

Other Business Segments—After Tax Amounts
UNS Electric Net Income	$2.9	$3.6	NM	$(0.7)
UNS Gas Net Income	5.4	6.1	NM	(0.7)
Millennium Energy Holdings Net Income	0.8	0.4	NM	0.4
Other and Consolidating Adjustments	(1.1)	(1.3)	NM	0.2

Total Net Income (Loss) from Other Business Segments and Consolidating Adjustments	$8.0	$8.8	NM	$(0.8)

Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					(0.8)

1st Quarter 2012 UniSource Energy Net Income					$6.5

*	Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See pages 3 and 5 for a reconciliation of these non-GAAP measures.

2 - Q1 Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	1st Quarter
O&M Components	2012	2011
	-millions of dollars-
UniSource Energy Base O&M (Non-GAAP)	$69.0	$71.4
Reimbursed O&M Related to Springerville Units 3 and 4	13.3	16.2
O&M Related to Customer-funded Renewable Energy and DSM Programs	12.0	13.5

UniSource Energy O&M (GAAP)	$94.3	$101.1

TEP	1st Quarter
O&M Components	2012	2011
	-millions of dollars-
TEP Base O&M (Non-GAAP)	$60.5	$62.3
O&M Included in Other Expense	(0.9)	(1.9)
Reimbursed O&M Related to Springerville Units 3 and 4	13.3	16.2
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.5	11.9

TEP O&M (GAAP)	$82.4	$88.5

Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

3 - O&M

TEP—OPERATING STATISTICS

	Three Months Ended March 31,
	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	367,405	366,308	1,097	0.3%
Commercial	36,198	35,917	281	0.8%
Industrial	634	634	—	0.0%
Mining	2	2	—	0.0%
Other	62	62	—	0.0%

Total	404,301	402,923	1,378	0.3%

RETAIL SALES—MWH
Residential	730,339	748,979	(18,640)	-2.5%
Commercial	395,571	401,133	(5,562)	-1.4%
Industrial	468,953	489,770	(20,817)	-4.3%
Mining	272,979	264,991	7,988	3.0%
Other	50,200	49,863	337	0.7%

Total	1,918,042	1,954,736	(36,694)	-1.9%

RETAIL USAGE—KWH/CUSTOMER
Residential	1,988	2,045	(57)	-2.8%
Commercial	10,928	11,168	(240)	-2.1%
Industrial	739,674	772,508	(32,834)	-4.3%
Mining	136,489,500	132,495,500	3,994,000	3.0%
Other	809,677	804,242	5,435	0.7%

Total	4,744	4,851	(107)	-2.2%

WEATHER—HEATING DEGREE DAYS
Actual	739	856	(117)	-13.7%
10-Year Average	795	813
% Change Actual vs. 10-Year Avg.	-7.0%	5.3%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$24.96	$32.23	$(7.27)	-22.6%
Off Peak	$19.18	$21.18	$(2.00)	-9.4%

Avg. Natural Gas Prices
Permian Index—$/MMBtu	$2.39	$4.09	$(1.70)	-41.6%

4 - TEP Operating Stats

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended March 31,
	2012	2011	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Margin Revenues:
Residential	$46.1	$46.9	(0.8)	-1.7%
Commercial	30.7	31.1	(0.4)	-1.3%
Industrial	19.6	20.6	(1.0)	-4.9%
Mining	6.5	7.6	(1.1)	-14.5%
Other	2.5	2.5	—	0.0%

Total	$105.4	$108.7	$(3.3)	-3.0%
DSM / REST	11.8	15.0	(3.2)	-21.3%
Fuel and Purchased Power Revenues:
Recovered from Customers	49.1	50.0	(0.9)	-1.8%

Total Retail Revenues	$166.3	$173.7	$(7.4)	-4.3%

RETAIL REVENUES—CENTS / KWH
Margin Revenues:
Residential	6.31	6.26	0.05	0.8%
Commercial	7.76	7.75	0.01	0.1%
Industrial	4.18	4.21	(0.03)	-0.7%
Mining	2.38	2.87	(0.49)	-17.1%
Other	4.98	5.01	(0.03)	-0.6%

Total	5.50	5.56	(0.06)	-1.1%
DSM / REST	0.62	0.77	(0.15)	-19.5%
Fuel and Purchased Power Revenues:
Recovered from Customers	2.56	2.56	0.00	0.0%

Total Retail Revenues	8.67	8.89	(0.22)	-2.5%

LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.9	$7.0	$(5.1)	-72.9%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	4.8	6.5	(1.7)	-26.2%

Long-Term Wholesale Revenues	$6.7	$13.5	$(6.8)	-50.4%
Wholesale Transmission Revenues	3.9	3.9	0.0	0.0%
Short-term Wholesale Revenues	19.2	17.9	1.3	7.3%

Electric Wholesale Sales (GAAP)	$29.8	$35.3	$(5.5)	-15.6%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

5 - TEP Margin Revenues

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended March 31,
	2012	2011	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,789	80,547	242	0.3%
Commercial	10,417	10,368	49	0.5%
Industrial	21	22	(1)	-4.5%
Mining	2	2	—	0.0%
Other	436	249	187	75.1%

Total	91,665	91,188	477	0.5%

RETAIL SALES—MWH
Residential	170,698	180,166	(9,468)	-5.3%
Commercial	131,061	131,062	(1)	0.0%
Industrial	53,242	51,751	1,491	2.9%
Mining	27,602	58,730	(31,128)	-53.0%
Other	430	475	(45)	-9.5%

Total	383,033	422,184	(39,151)	-9.3%

RETAIL USAGE—KWH/CUSTOMER
Residential	2,113	2,237	(124)	-5.5%
Commercial	12,581	12,641	(60)	-0.5%
Industrial	2,535,333	2,352,318	183,015	7.8%
Mining	13,801,000	29,365,000	(15,564,000)	-53.0%
Other	986	1,908	(921)	-48.3%

Total	4,179	4,630	(451)	-9.7%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$6.6	$6.6	$0.0	0.0%
Commercial	6.3	6.7	(0.4)	-6.0%
Industrial	2.3	2.2	0.1	4.5%
Mining	1.7	1.6	0.1	6.2%
Other	0.1	—	0.1	N/M

Total Margin Revenues	$17.0	$17.1	$(0.1)	-0.6%
DSM / REST	2.8	1.4	1.4	100.0%
Fuel Revenues:
Recovered from Customers	19.3	25.0	(5.7)	-22.8%

Total Retail Revenues	$39.1	$43.5	$(4.4)	-10.1%

WEATHER—HEATING DEGREE DAYS
Actual	3,144	3,522	(378)	-10.7%
10-Year Average	3,369	3,402
% Change Actual vs. 10-Year Avg.	-6.7%	3.5%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

6 - UNS Electric

UNS GAS —OPERATING STATISTICS

	Three Months Ended March 31,
	2012	2011	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	135,085	134,426	659	0.5%
Commercial	11,368	11,307	61	0.5%
Industrial	22	22	—	0.0%
All Other	1,140	1,127	13	1.2%

Total	147,615	146,882	733	0.5%

RETAIL SALES—THOUSANDS OF THERMS
Residential	30,758	32,770	(2,012)	-6.1%
Commercial	10,803	11,458	(656)	-5.7%
Industrial	613	741	(127)	-17.2%
All Other	2,853	3,061	(208)	-6.8%

Total	45,026	48,030	(3,003)	-6.3%

RETAIL USAGE—THERMS/CUSTOMER
Residential	228	244	(16)	-6.6%
Commercial	950	1,013	(63)	-6.2%
Industrial	27,880	33,661	(5,782)	-17.2%
All Other	2,266	2,716	(451)	-16.6%

Total	303	327	(24)	-7.3%

RETAIL REVENUES—MILLIONS
Margin Revenues:
Residential	$13.9	$14.4	$(0.6)	-3.9%
Commercial	3.5	3.7	(0.2)	-5.1%
All Other	0.9	0.9	(0.1)	-7.8%

Total Margin Revenues	$18.3	$19.1	$(0.8)	-4.3%
DSM Revenues	0.1	0.3	(0.2)	-68.1%
Transport/NSP Revenues	3.7	4.6	(0.9)	-19.4%
Fuel Revenues:
Recovered from Customers	28.5	33.5	(5.0)	-14.8%

Total Gas Revenues	$50.6	$57.5	$(6.9)	-12.0%

WEATHER—HEATING DEGREE DAYS
Actual	11,471	12,198	(727)	-6.0%
10-Year Average	11,890	11,950
% Change Actual vs. 10-Year Avg.	-3.5%	2.1%

Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

7 - UNS Gas

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended
	March 31,
	2012	2011
	-Thousands of Dollars-
Numerator:
Net Income	$6,476	$13,472
Income from Assumed Conversion of Convertible Senior Notes	0	1,097

Adjusted Numerator	$6,476	$14,569

Denominator:
Weighted-Average Shares of Common Stock Outstanding:
Common Shares Issued	37,893	36,596
Participating Securities	0	76
Fully Vested Deferred Stock Units	138	117

Total Weighted-Average Shares of Common Stock Outstanding and Participating Securities—Basic	38,031	36,789
Effect of Dilutive Securities:
Convertible Senior Notes	0	4,241
Options and Stock Issuable Under Share-Based Compensation Plans	290	371

Total Shares—Diluted	38,321	41,401

Stock options to purchase 101,000 shares of Common Stock were outstanding during the three months ended March 31, 2012, but were not included in the computation of diluted EPS because the stock options’ exercise prices were greater than the average market price of the Common Stock. Similarly, for the three months ended March 31, 2011, 168,000 of stock options were not included in the diluted EPS computation.

For the three months ended March 31, 2012, 2.2 million potentially dilutive shares from the conversion of Convertible Senior Notes, and after-tax interest expense of $0.9 million were not included in the computation of diluted EPS because to do so would be anti-dilutive. In April 2012, holders of approximately $39 million of Convertible Senior Notes converted their interests into approximately 1.1 million shares of Common Stock. This conversion of Convertible Senior Notes to Common Stock had minimal impact on diluted EPS.

8 - Diluted Share Count